UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

Poseida Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39376	47-2846548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9390 Towne Centre Drive, Suite 200
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 779-3100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PSTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2023, the Board of Directors (the “Board”) of Poseida Therapeutics, Inc. (the “Company”) approved a leadership transition appointing Kristin Yarema, Ph.D., as President and Chief Executive Officer of the Company. Dr. Yarema currently serves as President, Cell Therapy of the Company. The Board also appointed Mark Gergen, the Company’s current President and Chief Executive Officer, as Executive Chairman of the Board. The leadership transition is anticipated to be effective as of January 1, 2024 (the “Effective Date”).

Prior to the Effective Date, the Company will enter into amended employment agreements and related benefits and compensatory arrangements with each of Dr. Yarema and Mr. Gergen. The current employment agreement with each of Dr. Yarema and Mr. Gergen are filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2023 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 9, 2023, respectively. Biographical information about each of Dr. Yarema and Mr. Gergen is described in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on April 26, 2023.

There is no arrangement or understanding between Dr. Yarema and any other person pursuant to which she was selected as an officer of the Company, and there are no family relationships between Dr. Yarema and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Dr. Yarema has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poseida Therapeutics, Inc.

	By:	/s/ Harry J. Leonhardt
Date: October 10, 2023		Harry J. Leonhardt
General Counsel, Chief Compliance Office & Corporate Secretary